UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2014

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-35834	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bermuda Commercial Bank Building

19 Par-La-Ville Road

Hamilton, HM 11, Bermuda

(Address of principal executive office)

(441) 279-6610

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On January 3, 2014, Tower Group International, Ltd. (“Tower”) entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) with ACP Re Ltd. (“ACP Re”) and a wholly-owned subsidiary of ACP Re (“Merger Sub”) pursuant to which, subject to the satisfaction or waiver of the conditions therein, it is expected that Merger Sub will merge with and into Tower (the “Merger”), with Tower continuing as the surviving company in the Merger and a wholly owned subsidiary of ACP Re. ACP Re is a Bermuda based reinsurance company. The controlling shareholder of ACP Re is a trust established by the founder of AmTrust Financial Services, Inc. (“AmTrust”), National General Holdings Corporation (“NGHC”) and Maiden Holdings, Ltd.

On May 8, 2014, Tower entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment,” and together with the Original Merger Agreement, the “Merger Agreement”) with ACP Re and Merger Sub, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K. The Amendment, among other things, (1) reduces the per share consideration to be received by holders of Tower’s common shares in the Merger from $3.00 per share to $2.50 per share, (2) reduces the termination fee that Tower would, under certain circumstances, be required to pay to ACP Re in the event of a termination of the merger agreement, (3) extends to November 15, 2014 both the date by which Tower must hold its shareholders meeting to vote on the Merger and the deadline for completing the merger before either party can terminate the Merger Agreement, (4) excludes from the material adverse effect closing condition any continued adverse results of Tower’s operations or deterioration of its financial condition resulting from (a) losses and loss adjustment expenses incurred under new, renewal or in-force insurance and reinsurance related policies, insurance and reinsurance related contracts, and insurance and reinsurance related binders, (b) operating expenses, including acquisition expenses, associated with the maintenance by Tower of its agency relationships, employees and facilities to operate its business in the ordinary course or (c) the insufficiency of Tower’s loss reserves (including IBNR reserves), (5) also excludes from the material adverse effect closing condition any effect resulting from facts or circumstances disclosed in any of Tower’s previous SEC filings, (6) eliminates the condition in the Original Merger Agreement that holders of shares representing more than 15% of Tower’s share capital shall not have exercised dissenter’s rights, (7) provides that the closing condition in the Original Merger Agreement requiring that each of Tower’s U.S. insurance subsidiaries shall have risk based capital that is equal to or exceeds its relevant company action level risk based capital will be deemed to have been satisfied if Tower and its subsidiaries have, on a consolidated basis, sufficient capital that could be reallocated among Tower’s insurance subsidiaries so that such condition could be satisfied and (8) provides that all of Tower’s representations and warranties in the Merger Agreement will be qualified by disclosures made in Tower’s previous SEC filings.

As previously disclosed, concurrently with the execution of the Original Merger Agreement, several subsidiaries of Tower entered into Cut Through Reinsurance Agreements, pursuant to which, subject to receipt of necessary regulatory approvals, a subsidiary of AmTrust and a subsidiary of NGHC reinsure certain of Tower’s commercial lines and personal lines policies, as applicable. The Amendment does not effect any changes to the Cut Through Reinsurance Agreements.

The foregoing descriptions of the Original Merger Agreement, the Amendment and the Cut Through Reinsurance Agreements are not complete and are qualified in their entirety by reference to the complete text of such agreements, which are incorporated herein by reference.

Item 8.01.	Other Events

On May 8, 2014, Tower issued a press release announcing that it entered into the Amendment with ACP Re and Merger Sub. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 8.01 as if fully set forth herein.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of Tower. In connection with the Merger Agreement, Tower filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) on February 13, 2014 and intends to file a definitive proxy statement with the SEC and to mail such definitive proxy statement and a form of proxy to Tower’s shareholders when they are completed. Investors and shareholders are urged to read the preliminary proxy statement, the definitive proxy statement and other relevant materials filed with the SEC when they become available because they contain or will contain important information about Tower, ACP Re, Merger Sub and the proposed transaction. The preliminary proxy statement, the definitive proxy statement and other relevant materials (when they become available), and any other documents filed by Tower or ACP Re with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed by Tower with the SEC by directing a written request to “Investor Relations,” Tower Group International, Ltd., Bermuda Commercial Bank Building, 2nd Floor, 19 Par-la-Ville Road, Hamilton, HM 11, Bermuda, or by email to William E. Hitselberger, Executive Vice President and Chief Financial Officer at bhitselberger@twrgrp.com.

Participants in the Solicitation

The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the proxy statement when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 25, 2013.

Cautionary Statement Regarding Forward–Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower’s filings with the SEC, including among others Tower’s Annual Report on Form 10-K for the year ended December 31, 2013, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Risks that could adversely affect the proposed Merger include, but are not limited to, the following:

•	governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;

•	the Board of Directors of Tower may withdraw its recommendation and support a competing acquisition proposal; and

•	Tower’s shareholders may fail to approve the Merger.

The following important factors are among those that could affect the actual outcome of other future events:

•	changes in our financial strength or credit ratings could impact our ability to write new business, the cost of, and our ability to obtain, capital or our ability to attract and retain brokers, agents and customers;

•	further decreases in the capital and surplus of our insurance subsidiaries and their ability to meet minimum capital and surplus requirements;

•	changes in our ability to access our credit facilities or raise additional capital;

•	the implementation and effectiveness of our capital improvement strategy;

•	Tower’s ability to continue operating as a going concern;

•	changes in our ability to meet ongoing cash requirements and pay dividends;

•	greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data;

•	changes in the availability, cost or quality of reinsurance and failure of our reinsurers to pay claims timely or at all;

•	changes in the availability, cost or quality of reinsurance or retrocessional coverage;

•	decreased demand for Tower’s insurance or reinsurance products;

•	increased competition on the basis of pricing, capacity, coverage terms or other factors;

•	ineffectiveness or obsolescence of Tower’s business strategy due to changes in current or future market conditions;

•	currently pending or future litigation or governmental proceedings;

•	developments that may delay or limit Tower’s ability to enter new markets as quickly as it anticipates;

•	loss of the services of any of Tower’s executive officers or other key personnel;

•	changes in acceptance of Tower’s products and services, including new products and services;

•	developments in the world’s financial and capital markets that could adversely affect the performance of Tower’s investments;

•	the effects of acts of terrorism or war;

•	changes in general economic conditions, including inflation, interest rates and other factors which could impact Tower’s performance and the performance of Tower’s investment portfolio;

•	changes in accounting policies or practices;

•	changes in legal theories of liability under Tower’s insurance policies;

•	changes in rating agency policies or practices;

•	declining demand for reinsurance due to increased retentions by cedents and other factors;

•	a lack of opportunities to increase writings in Tower’s reinsurance lines of business and in specific areas of the reinsurance market;

•	changes in the percentage of premiums written that Tower cedes to reinsurers;

•	changes in regulations or laws applicable to Tower, its subsidiaries, brokers or customers, including regulatory limitations and restrictions on the declaration and payment of dividends and capital adequacy standards;

•	the Bermudian regulatory system, and potential changes thereto;

•	risks and uncertainties associated with technology, data security or outsourced services that could negatively impact Tower’s ability to conduct its business or adversely impact its reputation;

•	the effects of mergers, acquisitions or divestitures;

•	disruptions in Tower’s business arising from the integration of acquired businesses into Tower and the anticipation of potential or pending acquisitions or mergers; and

•	any changes concerning the conditions, terms, termination, or closing of the merger with ACP Re.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by Tower with the Securities and Exchange Commission, such as current reports on Form 8–K, and regular reports on Forms 10–K and 10–Q, particularly in “Item 1A, Risk Factors.”

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed as part of this report.

Number	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of May 8, 2014, by and among Tower Group International, Ltd., ACP Re Ltd. and London Acquisition Company Limited

99.1	Copy of press release issued by Tower Group International, Ltd. dated May 8, 2014

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: May 8, 2014	/s/ Elliot S. Orol
Elliot S. Orol

Senior Vice President, General Counsel and Secretary